ClearShares OCIO ETF
Schedule of Investments
August 31, 2023 (Unaudited)
Shares	Security Description	Value
	EXCHANGE-TRADED FUNDS - 98.5% (a)
	Domestic Equity - 54.7%
17,437	Invesco QQQ Trust Series 1 (b)	$6,591,012
52,892	iShares Cohen & Steers REIT ETF	2,885,259
10,878	iShares Core S&P 500 ETF	4,924,362
5,144	iShares Core S&P Mid-Cap ETF (b)	1,359,559
12,872	iShares Core S&P Small-Cap ETF	1,297,240
78,690	iShares MSCI USA Min Vol Factor ETF	5,892,307
34,500	iShares S&P 500 Growth ETF	2,490,210
80,759	Schwab 1000 Index ETF	3,512,209
101,462	SPDR Portfolio S&P 1500 Composite Stock Market ETF (b)	5,615,922
8,746	SPDR S&P 500 ETF Trust (b)	3,938,761
32,800	Technology Select Sector SPDR Fund (b)	5,761,648
22,469	Vanguard Growth ETF	6,499,832
9,689	Vanguard Information Technology ETF	4,310,442
11,154	Vanguard S&P 500 ETF (b)	4,615,860
23,186	Vanguard Total Stock Market ETF (b)	5,192,273
44,283	Vanguard Value ETF (b)	6,355,053
		71,241,949
	Fixed Income - 31.9%
64,010	ClearShares Ultra-Short Maturity ETF (c)	6,420,523
32,000	iShares 3-7 Year Treasury Bond ETF (b)	3,675,520
28,000	iShares 7-10 Year Treasury Bond ETF	2,654,400
93,180	iShares Floating Rate Bond ETF	4,740,067
56,227	iShares Short Treasury Bond ETF (b)	6,213,083
40,638	JPMorgan Ultra-Short Income ETF	2,042,059
21,984	Schwab U.S. TIPS ETF	1,135,254
58,530	SPDR Bloomberg 1-3 Month T-Bill ETF	5,376,566
37,551	Vanguard Short-Term Bond ETF (b)	2,841,484
23,803	Vanguard Short-Term Corporate Bond ETF (b)	1,804,267
32,752	Vanguard Short-Term Treasury ETF	1,894,376
36,818	Vanguard Total Bond Market ETF	2,641,692
		41,439,291
	Global Equity - 11.9%
59,431	iShares Core MSCI Total International Stock ETF (b)	5,260,987
44,681	Schwab International Equity ETF (b)	4,161,860
119,356	Vanguard FTSE Developed Markets ETF (b)	4,314,225
95,383	Vanguard FTSE Emerging Markets ETF	1,765,892
		15,502,964
	TOTAL EXCHANGE-TRADED FUNDS (Cost $111,183,033)	128,184,204

	SHORT-TERM INVESTMENTS - 1.4%
1,793,663	First American Government Obligations Fund, Class X - 5.25% (d)	1,793,663
	TOTAL SHORT-TERM INVESTMENTS (Cost $1,793,663)	1,793,663

Units	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 27.0%
35,180,244	Mount Vernon Liquid Assets Portfolio, LLC - 5.54% (d)(e)	35,180,244
	TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $35,180,244)	35,180,244
	TOTAL INVESTMENTS - 126.9% (Cost $148,156,940)	165,158,111
	Liabilities in Excess of Other Assets - (26.9)%	(35,009,282)
	NET ASSETS - 100.0%	$130,148,829

	Percentages are stated as a percent of net assets.

(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
(b)	All or a portion of this security is out on loan as of August 31, 2023. Total value of securities on loan is $34,379,226 or 26.42% of net assets.
(c)	Affiliated exchange-traded fund.
(d)	The rate shown is the annualized seven-day yield as of August 31, 2023.
(e)	Privately offered liquidity fund.

Summary of Fair Value Disclosure at August 31, 2023 (Unaudited)
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of August 31, 2023:

ClearShares OCIO ETF
Assets^	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$128,184,204	$-	$-	$128,184,204
Short-Term Investments	1,793,663	-	-	1,793,663
Investments Purchased with Proceeds From Securities Lending	-	35,180,244	-	35,180,244
Total Investments in Securities	$129,977,867	$35,180,244	$-	$165,158,111
^ See Schedule of Investments for further disaggregation of investment categories.
For the period ended August 31, 2023, there were no transfers into or out of Level 3 for the Fund.

Transactions with Affiliated Securities (Unaudited)
Investments in ClearShares Ultra-Short Maturity ETF
Value at May 31, 2023	$6,414,762
Purchases at Cost	-
Proceeds from Sales	-
Net Realized Gain (Loss)	-
Change in Unrealized Appreciation (Depreciation)	5,761
Value at August 31, 2023	$6,420,523
Shares Held at August 31, 2023	64,010
Dividend Income	$79,372